Exhibit 10.20

New York, New York

May 30, 2008

GUARANTY OF PAYMENT

FOR VALUE RECEIVED, and to induce CITICORP USA, INC., a Delaware corporation, having its principal place of business at Citicorp Center, 666 Fifth Avenue, New York, New York 10103 (“Lender”), to lend to 57 AVIATION SERVICES, LLC, a Delaware limited liability company, whose principal place of business is 9 West 57th Street, 39th Floor, New York, New York 10019 (the “Borrower”), the principal sum of SIXTEEN MILLION SEVEN HUNDRED SIXTY-THREE THOUSAND SEVEN HUNDRED EIGHTEEN AND 53/100 DOLLARS ($16,763,718.53) (the “Loan”), evidenced by the Promissory Note (the “Note”) and secured by an Amended and Restated First Priority Aircraft Mortgage and Security Agreement (the “Mortgage”), each as described in Exhibit A attached hereto and made a part hereof, and by other documents executed in connection therewith (the “Other Security Documents”),

The undersigned, OZ MANAGEMENT LP, OZ ADVISORS LP and OZ ADVISORS II LP, each a Delaware limited partnership with an office at 9 West 57th Street, 39th Floor, New York, New York 10019 (hereinafter referred to as “Guarantor”) hereby absolutely, joint and severally and unconditionally guarantee to Lender the prompt and unconditional payment of the said principal sum and the interest thereon, as the same shall become due and payable under the Note, and any and all sums of money which, at any time, may become due and payable under the provisions of the Note, the Mortgage or the Other Security Documents, including, without limitation all costs and expenses (including reasonable attorney’s fees) incurred by and the due and prompt performance of all of the terms, agreements, covenants and conditions thereof (collectively, the “Debt”).

It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Mortgage, or the Other Security Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and the regulations adopted and promulgated pursuant thereto (collectively, the “Bankruptcy Code”) which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness (not to include any equity distributions) of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including reasonable attorney’s fees) incurred by Lender in connection with the collection of the Debt or any portion thereof or with the enforcement of this Guaranty.

All moneys available to Lender by Guarantor hereunder for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non- observance, or other proof, or notice or demand.

Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (i) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Mortgage, or the Other Security Documents, against any person obligated thereunder, or (ii) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (iii) by reason of the release or exchange of any property covered by the Mortgage or other collateral for the Loan, or (iv) by reason of Lender’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (v) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Mortgage or the Other Security Documents, or the death of any Guarantor, or (vi) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Mortgage or the Other Security Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood, that if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Mortgage or the Other Security Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Mortgage, or any of the Other Security Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Mortgage or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

Guarantor agrees that so long as the Loan shall remain outstanding, OZ Management LP (“Management”), OZ Advisors LP (“Advisors I”) and OZ Advisors II LP (“Advisors II”) shall maintain average Liquid Assets (hereinafter defined) in an aggregate amount that shall at all times (tested quarterly) be equal to an amount greater than the then outstanding principal balance of the Note. The term “Liquid Assets” shall mean cash, unrestricted marketable securities and other liquid investments of the undersigned, including the undersigned’s assets held at Lender or one of Lender’s affiliates, solely to the extent that each may be converted to cash within ninety (90) days, as determined by Lender in its reasonable discretion, without the consent of any person or entity.

Guarantor further agrees that so long as the Loan shall remain outstanding, each of the Guarantors will, unless the Lender shall otherwise consent in writing: (i) comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the undersigned or the undersigned’s property, except to the extent contested in good faith and by appropriate proceedings; (ii) furnish or cause to be furnished to the Lender, as soon as available and in any event within forty-five (45) days after the end of each calendar quarter and ninety (90) days from year end balance sheets and statements of income and retained earnings or other comparable financial statements of Och-Ziff Capital Management Group, LLC as of the end of or for such quarter, which financial statements shall present fairly the financial condition and results of operations of each of the Och-Ziff Capital Management Group, LLC, as applicable, as of the end of or for the period covered thereby and which interim statements shall be reviewed and certified as true and correct by Och-Ziff Capital Management Group, LLC and which annual year-end statements shall be audited by an independent certified public accountant acceptable to Lender (it being understood that a “Big 4” accounting firm is acceptable) and prepared on a review quality basis, together with such other information respecting the condition or operations, financial or otherwise, of each of the undersigned as the Lender may from time to time reasonably request in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”); provided, however, the Guarantors shall be relieved of the obligation to deliver the foregoing periodic statements to the extent that (a) Lender is able to timely access the same from publicly available sources and (b) Lender notifies the Guarantors of its receipt of same prior to the expiration of the foregoing period in which same are to be delivered to Lender (it being understood that Lender shall not declare an Event of Default with respect to Guarantors failure to deliver such periodic statements unless ten (10) Business Days have passed from the date the Lender informed the Borrower in writing that the Lender was unable to access the applicable periodic statements from publicly available sources); and (iii) provide the Lender access to the books and financial records of each of the undersigned from time to time to inspect and make copies of (at the undersigned’s expense) such books and records and to further provide the Lender with such other information respecting the condition, financial or otherwise, of the Borrower, Management, Advisors I and Advisors II as the Lender may from time to time reasonably request (at the Guarantor’s expense).

Guarantor further agrees that so long as the Loan shall remain outstanding, (i) the Guarantors shall collectively maintain Net Economic Income on an accrual basis, which shall at all times (tested quarterly) exceed the amount equal to three (3) times the annual principal payments and interest payments due on all direct or indirect debt of the Guarantors. For purposes of this provision, the term “Net Economic Income” shall mean Economic Income

Revenues minus Economic Income Expenses. “Economic Income Revenues” shall mean management and incentive fees and all other revenues derived by the Guarantors. “Economic Income Expenses” shall mean all compensation expenses and all other cash operating expenses; and (ii) the aggregate “Capital Under Management” of all Funds (as defined in the Note) for Guarantors must exceed Twenty Billion Dollars ($20,000,000,000.00), tested quarterly. As used herein “Capital Under Management” shall mean the sum of all assets in the capital accounts of all of the partners or members, as applicable, of the Funds less all liabilities. The constituency of the Funds may be altered in accordance with the terms of Section VIIIC of the Note. In no event shall Guarantors’ permit the aggregate Economic Income Revenues derived from management fees to decline by forty percent (40%) of the Economic Income Revenues derived from management fees as of the year ended December 31, 2007 (which the parties agree were $476,907,000.00) tested annually. To the extent that Lender determines that such financial tests and/or determinations are no longer available, Lender, in its sole discretion, shall select appropriate alternative financial tests and covenants.

As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (i) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (ii) that the Supreme Court of the State of New York for the County of New York, or, in a case involving diversity of citizenship, the United States District Court for the Southern District of New York, shall have jurisdiction of any such action or proceeding, (iii) that service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to Guarantor at Guarantor’s addresses hereinabove set forth, Guarantor hereby waiving personal service thereof, and (iv) that within thirty (30) days after such mailing Guarantor so served shall appear or answer to any summons and complaint or other process and should Guarantor so served fail to appear or answer within said thirty-day period, said Guarantor shall be deemed in default and judgment may be entered by Lender against the said party for the amount as demanded in any summons and complaint or other process so served.

This is a guaranty of payment and not of collection and upon any default of the Borrower under the Note, the Mortgage or the Other Security Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the pledged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender, Borrower or Guarantor, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

This Guaranty shall be governed, construed and interpreted as to validity, enforcement and in all other respects, in accordance with the laws of the State of New York.

The Guarantor agrees from time to time within twenty (20) days of request by Lender to do and perform such other and further acts and execute and deliver any and all such instruments as may be required by applicable law or reasonably requested by the Lender to establish, maintain or protect the rights and remedies of the Lender or to carry out and effect the intent and purpose of this Guaranty.

All notices hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid. Notices to the Lender shall be sent to its address set forth in paragraph 1 above until the Lender specifies another address in a notice delivered to the Guarantor in accordance with this paragraph. Notices to the Guarantor shall be sent to the address set forth in paragraph 2 above until the Guarantor specifies another address in a notice delivered to the Lender in accordance with this paragraph. Notices will be deemed received on the date set forth in a confirmation or receipt of delivery or on the date of rejection of delivery, as the case may be.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above set forth.

OZ MANAGEMENT LP,
a Delaware limited partnership

By:	Och-Ziff Holding Corporation,
a Delaware corporation,
its general partner

	By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

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GUARANTY OF PAYMENT

OZ ADVISORS LP,
a Delaware limited partnership

By:	Och-Ziff Holding Corporation,
a Delaware corporation,
its general partner

	By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

[SIGNATURE PAGE CONTINUES ON NEXT PAGE]

GUARANTY OF PAYMENT

OZ ADVISORS II LP,
a Delaware limited partnership

By:	Och-Ziff Holding LLC,
a Delaware limited liability company,
its general partner

	By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

GUARANTY OF PAYMENT

EXHIBIT A

(a) Promissory Note in the principal sum of $16,763,718.53 made by 57 AVIATION SERVICES, LLC, as Payee and dated May 30, 2008 (the “Note”).

(b) Amended and Restated First Priority Aircraft Mortgage and Security Agreement securing the principal sum of $16,763,718.53 given by 57 AVIATION SERVICES, LLC, as Grantor to Citicorp USA, Inc. as Mortgagee, dated May 30, 2008 (the “Mortgage”).